UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 14, 2004

                                COLUMBIA BANCORP
             (Exact name of registrant as specified in its chapter)

            Oregon                        0-27938                93-1193156
 (State or other jurisdiction           (Commission             (IRS Employer
       of incorporation)                File Number)         Identification No.)

                        401 East Third Street, Suite 200,
                            The Dalles, Oregon 97058
                    (Address of principal executive offices)

                                 (541) 298-6649
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

     (b), (c) On September 14, 2004, Craig J. Ortega, age 48, was named Chief Operating Officer ("COO") of Columbia Bancorp and its subsidiary Columbia River Bank ("Columbia"). Prior to becoming COO, Mr. Ortega was Executive Vice President and Head of Community Banking of Columbia, a position he held since May 2001. He joined Columbia in May 1995, and served as President and Chief Executive Officer of Columbia from May 1999 until May 2001. Mr. Ortega has 24 years of banking experience. He attended Blue Mountain Community College and holds a B.S. degree in Business Administration from Eastern Oregon State College, and is a graduate of the Pacific Coast Banking School at the University of Washington.

On September 14, 2004, R. Shane Correa, age 39, was named Chief Banking Officer ("CBO") of Columbia. Prior to being named as CBO, Mr. Correa was Executive Vice President and Regional President of Columbia, a position he held since July 2003. He joined Columbia in July 1998, and served as Vice President and Manager of the Hermiston Branch until May 2001 and Senior Vice President and Regional Manager from May 2001 to July 2003. Mr. Correa holds a B.S. degree in Agricultural Business Management from Oregon State University and is a graduate of Western School of Bank Management. He has 14 years of banking experience.

On September 14, 2004, James C. McCall, age 58, was named Chief Administrative Officer ("CAO") of Columbia. Prior to being named as CAO, Mr. McCall was Executive Vice President and Chief Operating Officer of Columbia, a position he held since May 2001. He joined Columbia in April 1982, and served as Chief Lending Officer from November 1988 until May 2001. He holds a B.S. degree in Business from Oregon State University, and is a graduate of the Pacific Coast Banking School at the University of Washington. Mr. McCall has 35 years of banking experience. He presently is a director of Network of Oregon Affordable Housing, past Chairman of the Oregon Bankers Association Lending Committee and serves on the Oregon Economic Community Development Department's Finance Committee.

Item 9.01. Exhibits.

(c) Exhibits

99.1  Press Release dated September 14, 2004.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 14, 2004                  /s/ Roger L. Christensen
                                            ------------------------
                                            Roger L. Christensen, President and
                                            Chief Executive - Columbia River
                                            Bank; President and Chief Executive
                                            Officer - Columbia Bancorp


Dated:  September 14, 2004                  /s/ Greg B. Spear
                                            -----------------
                                            Greg B. Spear, Executive Vice
                                            President, Chief Financial Officer -
                                            Columbia River Bank; and Chief
                                            Financial Officer - Columbia Bancorp